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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To GulfMark Offshore, Inc.:

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10 -K, into the Company's previously filed Registration Statement File No. 333-33719.






/s/  Arther Andersen LLP


Houston, Texas
March 20, 1998